UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HARTFORDFUNDS
Our benchmark is the investor.®

Hartford Multifactor Funds

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Multifactor Mutual Funds. The following is the Funds’ Annual Report covering the period from October 1, 2019 through September 30, 2020.

Market Review

During the 12 months ended September 30, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 15.15%. It’s an impressive number, but doesn’t begin to capture the drama of a pandemic-driven roller-coaster ride that plunged the world into economic depths not seen since the Great Recession.

The period began with record-low unemployment, positive stock performance, and an optimistic global growth outlook. In late 2019, for example, months of trade tensions between the U.S. and China appeared to be eased by an initial agreement on tariff and trade reforms. The so-called “Phase One” deal, coupled with progress on resolving issues surrounding the U.K.’s withdrawal from the EU and a new United States-Mexico-Canada Agreement signed in January, 2020, brought calm to markets and seemed to set the stage for a strong 2020.

Instead, the novel coronavirus (COVID-19) pandemic erupted in late January and triggered a recession in economies around the world and whipsawed markets. As world leaders grappled with the “new normal” of social distancing measures, business closures, and other mitigation efforts, many investors headed for the exits in March, 2020, bringing the longest bull market in U.S. economic history to an abrupt end. By mid-April, the U.S. unemployment rate had surged to 14.7%.

But late April 2020 also brought a surprising recovery in U.S. markets, largely in response to an unprecedented economic rescue effort from central banks around the world, including the U.S. Federal Reserve (Fed), which reduced interest rates to near zero and pledged trillions in U.S. securities purchases.

On the fiscal side, the U.S. government unveiled a series of aggressive policy initiatives, including passage of the $2 trillion CARES Act in late March, 2020. The combined fiscal and monetary support provided a lifeline to many businesses large and small, helping to reduce the nation’s unemployment rate in September, 2020, to 7.9% – still alarmingly high compared with the record-low 3.5% in February.

By the period’s end, the U.S. had passed the grim milestone of 200,000 coronavirus deaths. A late-summer COVID-19 resurgence, particularly on college campuses, raised fears of a new pandemic phase coinciding with flu season. U.S. schools struggled with the task of safely welcoming students back to classrooms. In Washington, Congress deadlocked over providing further economic stimulus. A September market selloff served to remind investors of the likelihood of further economic uncertainty ahead.

With a COVID-19 vaccine approval timeline still uncertain, and with a volatile U.S. presidential election looming, the immediate future may seem daunting. In these unprecedented times, it’s more important than ever to maintain a strong relationship with your financial professional.

Thank you again for investing in Hartford Multifactor Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford Multifactor Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Multifactor International Fund

Fund Overview

September 30, 2020 (Unaudited)

Inception 05/31/2019 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns

for the Periods Ending 09/30/2020

	1 Year	Since Inception[1]
Class R3	-4.53%	-1.25%
Class R4	-4.55%	-1.25%
Class R5	-4.36%	-1.09%
Class R6	-4.36%	-1.08%
Class Y	-4.37%	-1.10%
Class F	-4.36%	-1.08%
Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index	-3.90%	-0.66%
MSCI World ex USA Index (Net)	0.16%	3.82%

[1]	Inception: 05/31/2019.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 09/30/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class R3	1.18%	1.04%
Class R4	0.88%	0.74%
Class R5	0.58%	0.44%
Class R6	0.46%	0.34%
Class Y	0.57%	0.44%
Class F	0.46%	0.34%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 01/31/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 09/30/2020.

2

Hartford Multifactor International Fund

Fund Overview – (continued)

September 30, 2020 (Unaudited)

Manager Discussion

Hartford Multifactor International Fund (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (LRODMX) (“the Index”), which tracks the performance of companies located in major developed markets of Europe, Canada, and the Pacific Region.

The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:

1)	Deliberately Allocate Risks by providing exposure to the growth potential of international companies while explicitly seeking to reduce volatility and drawdown risk.

2)	Improve Diversification by diversifying exposure across developed market economies and potentially reducing individual country, currency, and individual company risks.

3)	Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.

4)	Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.

Class F shares of the Fund returned -4.36% at net asset value (“NAV”) for the fiscal year ended September 30, 2020 compared to the Index, which returned -3.90% for the same period. The difference in returns between the Fund and the Index was primarily the result of transaction costs and other operating expenses that are not reflected in the Index’s results. International developed equity markets ended 2019 on a positive note and positive performance continued to start 2020, but stocks then endured a sharp sell-off during the first quarter due to the rapid global spread of the coronavirus which caused unprecedented market disruptions and fears of a severe economic downturn. The MSCI World ex USA Index returned -34% from February 19, 2020 to March 23, 2020. The World Health Organization (WHO) declared the coronavirus a pandemic, and markets experienced extreme volatility amid expectations that the pandemic would have a large and long-lasting negative impact on economic growth and earnings. Many governments and central banks took extraordinary fiscal and monetary stimulus measures to help bolster markets. Markets rebounded over the spring and summer as investor risk sentiment improved and economies stabilized, buoyed by optimism of containment of the coronavirus outbreak and re-opening of businesses. Subsequently, the MSCI World ex USA Index returned 41% from March 23, 2020 through September 30, 2020.

The Fund seeks exposures to return-enhancing factors, along with less volatility and reduced concentration at the country, sector, and market cap levels versus cap-weighted indices, and invests in companies that exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund lagged its reference index, the MSCI World ex USA Index, for the one-year period ending September 30, 2020, as developed international value stocks meaningfully underperformed and the Fund’s positive active exposure to the value factor was a significant detractor from performance.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater in particular geographic regions or countries. • Investments focused in a sector, industry or group of industries may increase volatility and risk. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index.

Composition by Sector(1)

as of 09/30/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.6%
Consumer Discretionary	9.8
Consumer Staples	13.3
Energy	1.6
Financials	14.8
Health Care	14.9
Industrials	12.4
Information Technology	6.9
Materials	5.7
Real Estate	5.2
Utilities	6.9

Total	100.1%

Short-Term Investments	0.1
Other Assets & Liabilities	(0.2)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

3

Hartford Multifactor Large Cap Value Fund

Fund Overview

September 30, 2020 (Unaudited)

Inception 05/31/2019 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded value-oriented U.S. equity securities.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns

for the Periods Ending 09/30/2020

	1 Year	Since Inception[1]
Class R3	-8.75%	-0.54%
Class R4	-8.74%	-0.54%
Class R5	-8.62%	-0.43%
Class R6	-8.51%	-0.35%
Class Y	-8.62%	-0.44%
Class F	-8.51%	-0.35%
Hartford Multifactor Large Cap Value Index	-7.91%	0.18%
Russell 1000 Value Index	-5.03%	2.37%

[1]	Inception: 05/31/2019.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 09/30/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class R3	1.08%	0.94%
Class R4	0.78%	0.64%
Class R5	0.48%	0.34%
Class R6	0.36%	0.24%
Class Y	0.47%	0.34%
Class F	0.36%	0.24%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 01/31/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 09/30/2020.

4

Hartford Multifactor Large Cap Value Fund

Fund Overview – (continued)

September 30, 2020 (Unaudited)

Manager Discussion

Hartford Multifactor Large Cap Value Fund (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Large Cap Value Index (HMLCVX) (“the Index”), which tracks the performance of exchange traded value-oriented US equity securities.

The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:

1)	Deliberately Allocate Risks by providing exposure to the growth potential of value-oriented US companies while explicitly seeking to reduce volatility and drawdown risk.

2)	Improve Diversification by diversifying exposure across sectors and potentially reducing individual company risks.

3)	Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.

4)	Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.

Class F shares of the Fund returned -8.51% at net asset value (“NAV”) for the fiscal year ended September 30, 2020 compared to the Index, which returned -7.91% for the same period. The difference in returns between the Fund and the Index was primarily the result of transaction costs and other operating expenses that are not reflected in the Index’s results.

U.S. large-cap equity markets ended 2019 on a positive note and positive performance continued to start 2020, but stocks then endured a sharp sell-off during the first quarter due to the rapid global spread of the coronavirus which caused unprecedented market disruptions and fears of a severe economic downturn. The Russell 1000 Value Index returned -38% from February 19, 2020 to March 23, 2020. The World Health Organization (WHO) declared the coronavirus a pandemic, and markets experienced extreme volatility amid expectations that the pandemic would have a large and long-lasting negative impact on economic growth and earnings. Many governments and central banks took extraordinary fiscal and monetary stimulus measures to help bolster markets. Markets rebounded over the spring and summer as investor risk sentiment improved and economies stabilized, buoyed by optimism of containment of the coronavirus outbreak and re-opening of businesses. Subsequently, the Russell 1000 Value Index returned 41% from March 23, 2020 through September 30, 2020.

The Fund seeks exposures to return-enhancing factors, along with less volatility and reduced concentration at the sector and market cap levels versus cap-weighted indices, and invests in companies that exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund lagged its reference index, the Russell 1000 Value Index, for the one-year period ending September 30, 2020, as value stocks underperformed and the Fund’s greater active exposure to the value factor compared to the reference index was a significant detractor from performance. The Fund’s smaller market cap compared to the Russell 1000 Value index also detracted from performance, as large-cap stocks outperformed over the one-year period.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Investments focused in a sector, industry or group of industries may increase volatility and risk. •The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index.

Composition by Sector(1)

as of 09/30/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	10.8%
Consumer Discretionary	4.6
Consumer Staples	4.9
Energy	5.7
Financials	19.0
Health Care	12.5
Industrials	12.8
Information Technology	12.9
Materials	5.1
Real Estate	4.2
Utilities	5.0

Total	97.5%

Short-Term Investments	0.1
Other Assets & Liabilities	2.4

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

5

Hartford Multifactor Funds

Benchmark Glossary (Unaudited)

Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index seeks to address risks and opportunities within developed market stocks located outside the United States by selecting equity securities exhibiting a favorable combination of factors, including value, momentum, and quality.

Hartford Multifactor Large Cap Value Index is designed to capture the performance potential of US equities by seeking the enhanced return potential of multiple risk factors while maintaining targeted ranges of exposures across size and sector dimensions.

MSCI World ex USA Index (Net) (reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization index that is designed to capture large and mid cap representation across developed markets countries – excluding the United States.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

6

Hartford Multifactor Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2020 through September 30, 2020, except as indicated below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’s annualized expense ratio multiplied by average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses paid during the period April 1, 2020 through September 30, 2020	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses paid during the period April 1, 2020 through September 30, 2020	Annualized expense ratio
Hartford Multifactor International Fund

Class R3	$1,000.00	$1,189.90	$3.07	$1,000.00	$1,022.20	$2.83	0.56%
Class R4	$1,000.00	$1,189.60	$3.01	$1,000.00	$1,022.25	$2.78	0.55%
Class R5	$1,000.00	$1,191.50	$1.97	$1,000.00	$1,023.20	$1.82	0.36%
Class R6	$1,000.00	$1,191.70	$1.86	$1,000.00	$1,023.30	$1.72	0.34%
Class Y	$1,000.00	$1,191.50	$2.03	$1,000.00	$1,023.15	$1.87	0.37%
Class F	$1,000.00	$1,191.70	$1.86	$1,000.00	$1,023.30	$1.72	0.34%

Hartford Multifactor Large Cap Value Fund

Class R3	$1,000.00	$1,167.90	$2.33	$1,000.00	$1,022.85	$2.17	0.43%
Class R4	$1,000.00	$1,167.70	$2.38	$1,000.00	$1,022.80	$2.23	0.44%
Class R5	$1,000.00	$1,168.70	$1.84	$1,000.00	$1,023.30	$1.72	0.34%
Class R6	$1,000.00	$1,168.50	$1.30	$1,000.00	$1,023.80	$1.21	0.24%
Class Y	$1,000.00	$1,168.70	$1.84	$1,000.00	$1,023.30	$1.72	0.34%
Class F	$1,000.00	$1,168.50	$1.30	$1,000.00	$1,023.80	$1.21	0.24%

7

Hartford Multifactor International Fund

Schedule of Investments

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9%
	Australia - 8.1%
1,638	AGL Energy Ltd.	$15,994
765	Ampol Ltd.	13,203
418	Ansell Ltd.	11,120
84	ASX Ltd.	4,911
1,082	Aurizon Holdings Ltd.	3,329
2,566	AusNet Services	3,464
368	Australia & New Zealand Banking Group Ltd.	4,591
705	Bendigo & Adelaide Bank Ltd.	3,071
538	BHP Group Ltd.	13,898
1,682	BlueScope Steel Ltd.	15,498
1,185	Coca-Cola Amatil Ltd.	8,111
34	Cochlear Ltd.	4,858
13	Commonwealth Bank of Australia	598
426	Computershare Ltd.	3,769
51	CSL Ltd.	10,535
1,783	Dexus REIT	11,420
1,623	Fortescue Metals Group Ltd.	19,067
1,831	GPT Group REIT	5,151
605	Insurance Australia Group Ltd.	1,914
362	JB Hi-Fi Ltd.	12,308
1,697	Medibank Pvt Ltd.	3,062
295	Mineral Resources Ltd.	5,321
1,957	Mirvac Group REIT	3,068
68	Ramsay Health Care Ltd.	3,242
461	Sonic Healthcare Ltd.	10,947
169	Suncorp Group Ltd.	1,032
4,341	Telstra Corp. Ltd.	8,692
123	Washington H Soul Pattinson & Co., Ltd.	2,089
630	Wesfarmers Ltd.	20,137
635	Woolworths Group Ltd.	16,604

		241,004

	Austria - 0.3%
105	Andritz AG	3,241
7	Mayr Melnhof Karton AG	1,214
76	Oesterreichische Post AG	2,557
192	UNIQA Insurance Group AG	1,162
37	Vienna Insurance Group AG Wiener Versicherung Gruppe	824

		8,998

	Belgium - 1.6%
17	Ackermans & van Haaren N.V.*	2,205
241	Ageas S.A.	9,862
10	Cofinimmo S.A. REIT	1,504
144	Colruyt S.A.	9,345
11	Financiere de Tubize S.A.	1,032
40	Groupe Bruxelles Lambert S.A.	3,606
483	Proximus SADP	8,811
22	Sofina S.A.	6,006
40	UCB S.A.	4,543

		46,914

	Canada - 11.0%
164	Algonquin Power & Utilities Corp.(1)	2,382
392	Alimentation Couche-Tard, Inc. Class B	13,651
119	Atco Ltd. Class I	3,440
150	Bank of Montreal	8,769
35	Bank of Nova Scotia	1,454
206	Barrick Gold Corp.	5,786
427	BCE, Inc.	17,708
100	Cameco Corp.	1,010
255	Canadian Apartment Properties REIT	8,896
29	Canadian Imperial Bank of Commerce	2,168
18	Canadian National Railway Co.	1,917

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Canada - 11.0% - (continued)
10	Canadian Tire Corp. Ltd. Class A	$1,007
157	Canadian Utilities Ltd. Class A	3,745
224	CGI, Inc.*	15,204
4	Constellation Software, Inc.	4,445
151	Emera, Inc.	6,203
383	Empire Co., Ltd. Class A	11,117
100	Enghouse Systems Ltd.	5,465
112	Fortis, Inc.	4,579
149	George Weston Ltd.	10,956
437	Great-West Lifeco, Inc.	8,540
294	Hydro One Ltd.(2)	6,231
160	iA Financial Corp., Inc.	5,569
58	IGM Financial, Inc.	1,330
39	Intact Financial Corp.	4,176
1,813	Kinross Gold Corp.*	15,999
431	Loblaw Cos., Ltd.	22,570
31	Magna International, Inc.	1,419
218	Manulife Financial Corp.	3,032
332	Metro, Inc.	15,930
48	National Bank of Canada	2,384
200	Northland Power, Inc.	6,050
248	Open Text Corp.	10,482
116	Parkland Corp.	3,067
373	Power Corp. of Canada	7,308
290	Quebecor, Inc. Class B	7,255
210	Rogers Communications, Inc. Class B	8,330
228	Royal Bank of Canada	16,008
126	Saputo, Inc.	3,161
151	Shaw Communications, Inc. Class B	2,756
169	Stantec, Inc.	5,131
279	Sun Life Financial, Inc.	11,369
100	TC Energy Corp.	4,198
632	TELUS Corp.	11,121
91	Toromont Industries Ltd.	5,445
200	Toronto-Dominion Bank	9,260

		328,023

	China - 0.3%
500	Kerry Logistics Network Ltd.	906
11,800	Yangzijiang Shipbuilding Holdings Ltd.	8,620

		9,526

	Denmark - 2.4%
11	Carlsberg A/S Class B	1,482
104	Coloplast A/S Class B	16,483
8	GN Store Nord A/S	603
305	H. Lundbeck A/S	10,046
332	Novo Nordisk A/S Class B	23,002
21	Novozymes AS Class B	1,320
103	Pandora A/S	7,430
7	Rockwool International A/S Class B	2,686
15	SimCorp AS	1,968
43	Topdanmark A/S	2,081
140	Tryg A/S	4,407

		71,508

	Finland - 1.3%
128	Elisa Oyj	7,525
458	Kesko Oyj Class B	11,801
101	Kone Oyj Class B	8,868
104	Metsa Board Oyj	858
43	Nokian Renkaat Oyj	1,216
134	Orion Oyj Class B	6,071
16	TietoEVRY Oyj	442
38	Valmet Oyj	937

		37,718

The accompanying notes are an integral part of these financial statements.

8

Hartford Multifactor International Fund

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	France - 5.6%
21	Air Liquide S.A.	$3,329
83	Alstom S.A.*	4,146
34	Arkema S.A.	3,605
74	AXA S.A.	1,370
92	BioMerieux	14,401
522	Bouygues S.A.	18,038
164	Carrefour S.A.	2,621
140	Cie Generale des Etablissements Michelin SCA	15,029
102	Danone S.A.	6,607
5	Dassault Aviation S.A.*	4,218
80	Eiffage S.A.*	6,529
73	Iliad S.A.	13,391
37	Korian S.A.*	1,297
13	L’Oreal S.A.	4,231
7	Legrand S.A.	557
1,013	Orange S.A.	10,551
843	Peugeot S.A.*	15,287
148	Rubis SCA	5,925
154	Sanofi	15,433
13	Sartorius Stedim Biotech	4,487
25	SEB S.A.	4,067
76	Societe BIC S.A.	3,983
7	Sodexo S.A.	499
330	Suez	6,097
13	Total S.A.	446
23	Veolia Environnement S.A.	496

		166,640

	Germany - 5.0%
11	adidas AG*	3,552
38	Allianz SE	7,293
391	Alstria Office AG REIT	5,437
80	Bayer AG	4,936
26	Beiersdorf AG	2,952
37	Brenntag AG	2,353
139	Covestro AG(2)	6,893
128	Deutsche Lufthansa AG*	1,109
41	Deutsche Post AG	1,860
800	Deutsche Telekom AG	13,320
204	Deutsche Wohnen SE	10,196
114	Fresenius Medical Care AG & Co. KGaA	9,637
98	Fresenius SE & Co. KGaA	4,457
32	Gerresheimer AG	3,581
17	Hannover Rueck SE	2,632
30	LEG Immobilien AG	4,276
156	Merck KGaA	22,744
24	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,101
137	Rocket Internet SE*(2)	3,000
11	SAP SE	1,713
128	Software AG	6,315
93	TAG Immobilien AG*	2,804
40	Talanx AG*	1,292
3,573	Telefonica Deutschland Holding AG	9,132
291	Uniper SE	9,393
10	United Internet AG	382
17	Vonovia SE	1,165

		148,525

	Hong Kong - 4.9%
1,500	BOC Hong Kong Holdings Ltd.	3,976
2,000	Cathay Pacific Airways Ltd.*	1,385
3,000	Champion REIT	1,493
1,800	Chow Tai Fook Jewellery Group Ltd.	2,354
1,500	CK Asset Holdings Ltd.	7,371
1,000	CK Hutchison Holdings Ltd.	6,060

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Hong Kong - 4.9% - (continued)
1,000	CLP Holdings Ltd.	$9,337
700	Dairy Farm International Holdings Ltd.	2,646
1,000	Hang Lung Group Ltd.	2,285
3,000	Hang Lung Properties Ltd.	7,646
900	Hang Seng Bank Ltd.	13,333
2,000	Henderson Land Development Co., Ltd.	7,426
3,000	HK Electric Investments & HK Electric Investments Ltd.	3,102
100	Hongkong Land Holdings Ltd.	373
1,000	Hysan Development Co., Ltd.	3,007
200	Jardine Matheson Holdings Ltd.	7,950
100	Jardine Strategic Holdings Ltd.	1,983
1,500	Kerry Properties Ltd.	3,858
1,000	New World Development Co., Ltd.	4,882
2,000	NWS Holdings Ltd.	1,528
648	Pacific Century Premium Developments Ltd.*	171
5,000	PCCW Ltd.	2,991
500	Power Assets Holdings Ltd.	2,635
4,000	Sino Land Co., Ltd.	4,683
2,000	SITC International Holdings Co., Ltd.	2,771
1,000	Sun Hung Kai Properties Ltd.	12,886
1,000	Swire Pacific Ltd. Class A	4,841
2,000	Swire Properties Ltd.	5,299
11,000	WH Group Ltd.(2)	8,973
2,000	Xinyi Glass Holdings Ltd.	4,045
3,000	Yue Yuen Industrial Holdings Ltd.	4,862

		146,152

	Ireland - 0.5%
52	ICON plc*	9,936
32	Kerry Group plc Class A	4,099

		14,035

	Israel - 1.3%
60	Bank Hapoalim BM	321
1,223	Bank Leumi Le-Israel BM	5,384
3,173	Bezeq The Israeli Telecommunication Corp. Ltd.*	3,677
112	Check Point Software Technologies Ltd.*	13,478
146	First International Bank of Israel Ltd.	3,030
1	Isracard Ltd.	2
1,478	Israel Chemicals Ltd.	5,223
93	Strauss Group Ltd.	2,670
26	Taro Pharmaceutical Industries Ltd.*	1,426
159	Tower Semiconductor Ltd.*	2,952

		38,163

	Italy - 3.4%
2,324	A2A S.p.A.	3,376
498	Assicurazioni Generali S.p.A.	7,019
101	De’ Longhi S.p.A.*	3,453
54	DiaSorin S.p.A.	10,864
550	Enav S.p.A.(2)	2,088
1,138	Enel S.p.A.	9,873
581	Eni S.p.A.	4,541
542	Freni Brembo S.p.A.*	5,420
1,551	Hera S.p.A.	5,719
14	Interpump Group S.p.A.	519
1,021	Iren S.p.A.	2,626
577	Italgas S.p.A.	3,639
224	Prysmian S.p.A.	6,502
303	Recordati S.p.A.	15,521
420	Snam S.p.A.	2,160
766	Terna Rete Elettrica Nazionale S.p.A.	5,360
1,397	Unipol Gruppo S.p.A.*	6,105
2,333	UnipolSai Assicurazioni S.p.A.	6,084

		100,869

The accompanying notes are an integral part of these financial statements.

9

Hartford Multifactor International Fund

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Japan - 22.6%
200	ABC-Mart, Inc.	$10,413
200	Aeon Co., Ltd.	5,380
400	Alfresa Holdings Corp.	8,761
200	ANA Holdings, Inc.*	4,626
100	Aozora Bank Ltd.	1,660
1,200	Astellas Pharma, Inc.	17,888
300	Azbil Corp.	11,241
100	Bandai Namco Holdings, Inc.	7,327
300	Bic Camera, Inc.	3,334
500	Bridgestone Corp.	15,805
500	Brother Industries Ltd.	7,954
200	Canon Marketing Japan, Inc.	4,014
500	Canon, Inc.	8,293
100	Chubu Electric Power Co., Inc.	1,216
400	Chugoku Electric Power Co., Inc.	5,001
100	COMSYS Holdings Corp.	2,790
100	Dai Nippon Printing Co., Ltd.	2,027
2,100	Daiwa Securities Group, Inc.	8,832
100	Ezaki Glico Co., Ltd.	4,472
300	FUJIFILM Holdings Corp.	14,788
100	Fujitsu Ltd.	13,662
800	Haseko Corp.	10,538
100	Hisamitsu Pharmaceutical Co., Inc.	5,112
200	Hitachi Ltd.	6,772
400	Honda Motor Co., Ltd.	9,499
100	Iida Group Holdings Co., Ltd.	2,024
500	ITOCHU Corp.	12,803
300	Japan Airlines Co., Ltd.*	5,596
600	Japan Post Bank Co., Ltd.	4,680
500	Japan Post Holdings Co., Ltd.	3,410
300	Japan Tobacco, Inc.	5,473
700	K’s Holdings Corp.	9,477
300	Kajima Corp.	3,614
100	Kaken Pharmaceutical Co., Ltd.	4,583
500	KDDI Corp.	12,576
300	Kewpie Corp.	6,170
300	Kinden Corp.	5,298
100	Kyowa Exeo Corp.	2,611
400	Kyushu Railway Co.	8,552
200	Lawson, Inc.	9,537
100	Life Corp.	4,616
100	Mazda Motor Corp.	587
2,200	Mebuki Financial Group, Inc.	4,992
400	Medipal Holdings Corp.	8,021
100	MEIJI Holdings Co., Ltd.	7,639
100	Mitsubishi Corp.	2,394
200	Mitsubishi Electric Corp.	2,714
600	Mitsubishi UFJ Lease & Finance Co., Ltd.	2,788
100	Mitsui & Co., Ltd.	1,718
200	NEC Corp.	11,699
200	NEC Networks & System Integration Corp.	3,844
200	Nihon Kohden Corp.	6,578
300	Nikon Corp.	2,024
100	Nippo Corp.	2,766
600	Nippon Telegraph & Telephone Corp.	12,250
100	Nomura Research Institute Ltd.	2,944
600	NTT DOCOMO, Inc.	22,048
300	Obayashi Corp.	2,739
500	ORIX Corp.	6,245
500	Osaka Gas Co., Ltd.	9,735
100	Otsuka Holdings Co., Ltd.	4,237
100	Pan Pacific International Holdings Corp.	2,329
800	Panasonic Corp.	6,814
200	Resona Holdings, Inc.	681
200	Ricoh Co., Ltd.	1,350

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Japan - 22.6% - (continued)
100	Rinnai Corp.	$9,754
300	Santen Pharmaceutical Co., Ltd.	6,134
100	Sawai Pharmaceutical Co., Ltd.	5,046
100	Secom Co., Ltd.	9,152
500	Sega Sammy Holdings, Inc.	6,094
400	Seino Holdings Co., Ltd.	5,803
200	Sekisui Chemical Co., Ltd.	3,199
700	Sekisui House Ltd.	12,405
300	Seven & i Holdings Co., Ltd.	9,321
100	Shimamura Co., Ltd.	9,714
700	Shimizu Corp.	5,270
100	Shionogi & Co., Ltd.	5,352
200	Ship Healthcare Holdings, Inc.	9,793
700	Skylark Holdings Co., Ltd.	10,001
100	Sotetsu Holdings, Inc.	2,696
700	Subaru Corp.	13,589
100	Sugi Holdings Co., Ltd.	7,070
600	Sumitomo Electric Industries Ltd.	6,754
300	Sumitomo Forestry Co., Ltd.	4,788
600	Sumitomo Rubber Industries Ltd.	5,573
100	Sundrug Co., Ltd.	3,770
100	Suntory Beverage & Food Ltd.	3,755
200	Suzuken Co., Ltd.	7,629
100	Taisei Corp.	3,385
400	Teijin Ltd.	6,203
200	Toho Gas Co., Ltd.	9,896
300	Tohoku Electric Power Co., Inc.	3,007
100	Tokio Marine Holdings, Inc.	4,375
500	Tokyo Gas Co., Ltd.	11,410
300	Toppan Printing Co., Ltd.	4,240
100	Toshiba TEC Corp.	4,193
200	Tosoh Corp.	3,247
200	Toyota Boshoku Corp.	2,836
100	TS Tech Co., Ltd.	2,827
200	Tsumura & Co.	6,233
1,700	Yamada Denki Co., Ltd.	8,478
200	Yamaha Motor Co., Ltd.	2,906
300	Yamazaki Baking Co., Ltd.	5,229
100	Yaoko Co., Ltd.	7,427
100	Zensho Holdings Co., Ltd.	2,360

		672,475

	Luxembourg - 0.3%
1	Eurofins Scientific SE*	792
140	Grand City Properties S.A.	3,381
121	RTL Group S.A.*	4,763

		8,936

	Netherlands - 4.1%
16	Aegon N.V.	41
328	ASR Nederland N.V.	11,032
764	Koninklijke Ahold Delhaize N.V.	22,582
85	Koninklijke DSM N.V.	13,994
1,996	Koninklijke KPN N.V.	4,683
65	Koninklijke Philips N.V.*	3,069
292	Koninklijke Vopak N.V.	16,454
438	NN Group N.V.	16,418
308	Randstad N.V.*	16,061
228	Signify N.V.*(2)	8,433
114	Wolters Kluwer N.V.	9,724

		122,491

	New Zealand - 1.0%
214	Chorus Ltd.	1,226
111	Contact Energy Ltd.	491
212	EBOS Group Ltd.	3,441

The accompanying notes are an integral part of these financial statements.

10

Hartford Multifactor International Fund

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	New Zealand - 1.0% - (continued)
592	Fisher & Paykel Healthcare Corp. Ltd. Class C	$13,066
569	Fletcher Building Ltd.*	1,456
149	Infratil Ltd.	494
29	Mainfreight Ltd.	886
456	Mercury NZ Ltd.	1,543
195	Meridian Energy Ltd.	641
2,034	Spark New Zealand Ltd.*	6,300

		29,544

	Norway - 0.7%
178	Austevoll Seafood ASA	1,482
35	Equinor ASA	496
296	Leroy Seafood Group ASA	1,700
973	Orkla ASA	9,820
57	Salmar ASA*	3,230
196	Telenor ASA	3,291

		20,019

	Portugal - 0.6%
554	Galp Energia SGPS S.A.	5,138
781	Jeronimo Martins SGPS S.A.	12,559

		17,697

	Russia - 0.4%
320	Polymetal International plc	6,972
4,907	VEON Ltd.	6,183

		13,155

	Singapore - 1.7%
9,100	ComfortDelGro Corp. Ltd.	9,457
500	DBS Group Holdings Ltd.	7,351
200	Jardine Cycle & Carriage Ltd.	2,655
2,400	Mapletree Commercial Trust REIT	3,448
1,736	Oversea-Chinese Banking Corp. Ltd.	10,796
400	Singapore Exchange Ltd.	2,698
1,500	Singapore Technologies Engineering Ltd.	3,822
400	Singapore Telecommunications Ltd.	621
600	Venture Corp. Ltd.	8,519

		49,367

	Spain - 1.7%
45	Acciona S.A.	4,884
54	Ebro Foods S.A.	1,257
207	Enagas S.A.	4,776
16	Grifols S.A.	460
40	Grupo Catalana Occidente S.A.	1,004
439	Iberdrola S.A.	5,404
321	Inmobiliaria Colonial Socimi S.A.	2,649
4,234	Mapfre S.A.	6,643
467	Merlin Properties Socimi S.A. REIT	3,895
96	Naturgy Energy Group S.A.	1,925
453	Red Electrica Corp. S.A.	8,496
111	Repsol S.A.	750
602	Telefonica S.A.	2,062
9	Vidrala S.A.	981
78	Viscofan S.A.	5,204
151	Zardoya Otis S.A.	920

		51,310

	Sweden - 4.0%
287	Axfood AB	6,574
104	Essity AB Class B*	3,511
34	Getinge AB Class B	740
191	Holmen AB Class B	7,087
307	ICA Gruppen AB	15,596
187	Industrivarden AB Class A*	5,057
339	Investor AB Class B	22,143

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Sweden - 4.0% - (continued)
235	Kinnevik AB Class B	$9,538
176	L E Lundbergforetagen AB Class B*	8,696
636	Securitas AB Class B*	9,723
287	Skanska AB Class B*	6,061
211	Svenska Handelsbanken AB Class A*	1,765
530	Swedbank AB Class A*	8,298
22	Swedish Match AB	1,799
263	Swedish Orphan Biovitrum AB*	6,345
1,091	Telia Co., AB	4,463
33	Volvo AB Class B*	634

		118,030

	Switzerland - 8.0%
217	Adecco Group AG	11,450
20	Allreal Holding AG	4,309
10	ALSO Holding AG*	2,648
92	Baloise Holding AG	13,545
92	Banque Cantonale Vaudoise	9,336
44	BKW AG	4,686
13	Bucher Industries AG	4,952
218	Credit Suisse Group AG	2,176
108	DKSH Holding AG	7,524
2	EMS-Chemie Holding AG	1,797
131	Galenica AG(2)	9,109
1	Givaudan S.A.	4,318
98	Kuehne + Nagel International AG	19,029
95	Logitech International S.A.	7,359
80	Nestle S.A.	9,521
103	Novartis AG	8,943
57	PSP Swiss Property AG	6,886
62	Roche Holding AG	21,237
39	SFS Group AG	3,922
2	SGS S.A.	5,360
109	Sunrise Communications Group AG*(2)	12,897
12	Swatch Group AG (The)	2,797
33	Swiss Life Holding AG*	12,487
119	Swiss Prime Site AG	10,807
40	Swisscom AG	21,190
16	Tecan Group AG	7,957
321	UBS Group AG	3,586
25	Zurich Insurance Group AG	8,718

		238,546

	United Kingdom - 9.1%
428	Admiral Group plc	14,434
136	AstraZeneca plc	14,860
201	B&M European Value Retail S.A.	1,281
1,848	BAE Systems plc	11,477
13	Bellway plc	394
47	Berkeley Group Holdings plc	2,562
1,616	BT Group plc	2,047
222	Close Brothers Group plc	2,920
61	Dialog Semiconductor plc*	2,659
2,891	Direct Line Insurance Group plc	10,083
217	DS Smith plc	824
301	Electrocomponents plc	2,759
97	Ferguson plc	9,761
880	GlaxoSmithKline plc	16,498
254	Halma plc	7,674
396	Hikma Pharmaceuticals plc	13,273
1,003	Howden Joinery Group plc	7,634
1,199	HSBC Holdings plc	4,691
738	IG Group Holdings plc	7,539
89	IMI plc	1,201
36	Intertek Group plc	2,937
2,867	J Sainsbury plc	7,059

The accompanying notes are an integral part of these financial statements.

11

Hartford Multifactor International Fund

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	United Kingdom - 9.1% - (continued)
587	Legal & General Group plc	$1,432
305	Mondi plc	6,449
554	National Grid plc	6,363
698	Pearson plc	4,951
126	Pennon Group plc	1,676
306	RELX plc	6,811
288	Rio Tinto plc	17,330
544	Sage Group plc	5,056
114	Schroders plc	3,959
321	Segro plc REIT	3,858
82	Smith & Nephew plc	1,606
245	Spectris plc	7,692
29	Spirax-Sarco Engineering plc	4,130
70	SSE plc	1,090
1,219	Standard Chartered plc*	5,609
699	Tate & Lyle plc	5,999
1,019	Tesco plc	2,795
355	Unilever N.V.	21,558
7,422	WM Morrison Supermarkets plc	16,291

		269,222

	Total Common Stocks (cost $2,919,217)	$2,968,867

PREFERRED STOCKS - 0.2%
	Germany - 0.2%
97	Fuchs Petrolub SE	4,932

	Total Preferred Stocks (cost $4,545)	$4,932

	Total Long-Term Investments (cost $2,923,762)	$2,973,799

SHORT-TERM INVESTMENTS - 0.1%
	Other Investment Pools & Funds - 0.1%
2,731	Fidelity Institutional Government Fund, Institutional Class, 0.01%(3)	2,731

	Securities Lending Collateral - 0.0%
1,640	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.03%(3)	1,640
16	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)	16

		1,656

Total Short-Term Investments (cost $4,387)		$4,387

Total Investments (cost $2,928,149)	100.2%	$2,978,186
Other Assets and Liabilities	(0.2)%	(6,257)

Total Net Assets	100.0%	$2,971,929

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 7 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2020, the aggregate value of these securities was $57,624, representing 1.9% of net assets.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

12

Hartford Multifactor International Fund

Schedule of Investments – (continued)

September 30, 2020

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$241,004	$—	$241,004	$—
Austria	8,998	3,381	5,617	—
Belgium	46,914	—	46,914	—
Canada	328,023	328,023	—	—
China	9,526	—	9,526	—
Denmark	71,508	—	71,508	—
Finland	37,718	—	37,718	—
France	166,640	—	166,640	—
Germany	148,525	15,333	133,192	—
Hong Kong	146,152	—	146,152	—
Ireland	14,035	9,936	4,099	—
Israel	38,163	14,904	23,259	—
Italy	100,869	—	100,869	—
Japan	672,475	—	672,475	—
Luxembourg	8,936	—	8,936	—
Netherlands	122,491	16,454	106,037	—
New Zealand	29,544	—	29,544	—
Norway	20,019	—	20,019	—
Portugal	17,697	—	17,697	—
Russia	13,155	6,183	6,972	—
Singapore	49,367	—	49,367	—
Spain	51,310	7,442	43,868	—
Sweden	118,030	—	118,030	—
Switzerland	238,546	—	238,546	—
United Kingdom	269,222	—	269,222	—
Preferred Stocks	4,932	—	4,932	—
Short-Term Investments	4,387	4,387	—	—

Total	$2,978,186	$406,043	$2,572,143	$—

(1)	For the year ended September 30, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

13

Hartford Multifactor Large Cap Value Fund

Schedule of Investments

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Automobiles & Components - 0.9%
118	BorgWarner, Inc.	$4,571
180	Gentex Corp.	4,635

		9,206

	Banks - 3.6%
240	Bank of America Corp.	5,782
42	First Republic Bank	4,581
118	JP Morgan Chase & Co.	11,360
553	New York Community Bancorp, Inc.	4,573
47	PNC Financial Services Group, Inc.	5,166
104	U.S. Bancorp	3,728
25	Zions Bancorp NA	730

		35,920

	Capital Goods - 8.5%
60	3M Co.	9,611
99	A.O. Smith Corp.	5,227
48	Allison Transmission Holdings, Inc.	1,687
68	Caterpillar, Inc.	10,142
23	Cummins, Inc.	4,857
2	Deere & Co.	443
44	Dover Corp.	4,767
26	Eaton Corp. plc	2,653
35	Emerson Electric Co.	2,295
66	General Dynamics Corp.	9,136
8	Honeywell International, Inc.	1,317
27	IDEX Corp.	4,925
46	Jacobs Engineering Group, Inc.	4,267
117	Johnson Controls International plc	4,779
9	Lincoln Electric Holdings, Inc.	828
22	Northrop Grumman Corp.	6,941
56	PACCAR, Inc.	4,776
7	Snap-on, Inc.	1,030
40	Trane Technologies plc	4,850

		84,531

	Commercial & Professional Services - 1.5%
51	Republic Services, Inc.	4,761
5	Robert Half International, Inc.	265
88	Waste Management, Inc.	9,959

		14,985

	Consumer Durables & Apparel - 0.7%
8	Carter’s, Inc.	693
28	D.R. Horton, Inc.	2,117
23	Helen of Troy Ltd.*	4,451

		7,261

	Consumer Services - 0.4%
50	Grand Canyon Education, Inc.*	3,997
4	Service Corp. International	169

		4,166

	Diversified Financials - 6.9%
133	Bank of New York Mellon Corp.	4,567
126	Berkshire Hathaway, Inc. Class B*	26,830
17	BlackRock, Inc.	9,580
12	Cannae Holdings, Inc.*	447
43	Cboe Global Markets, Inc.	3,773
161	Franklin Resources, Inc.	3,276
17	Goldman Sachs Group, Inc.	3,416
94	Intercontinental Exchange, Inc.	9,405
13	Morgan Stanley	629
33	SEI Investments Co.	1,674
93	Voya Financial, Inc.	4,458

		68,055

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Energy - 5.7%
264	Cabot Oil & Gas Corp.	$4,583
119	Chevron Corp.	8,568
65	ConocoPhillips	2,134
908	Exxon Mobil Corp.	31,172
349	Kinder Morgan, Inc.	4,303
82	Phillips 66	4,251
106	Williams Cos., Inc.	2,083

		57,094

	Food & Staples Retailing - 0.8%
134	Kroger Co.	4,544
107	Walgreens Boots Alliance, Inc.	3,843

		8,387

	Food, Beverage & Tobacco - 3.1%
20	Altria Group, Inc.	773
107	Archer-Daniels-Midland Co.	4,974
200	Flowers Foods, Inc.	4,866
95	Hormel Foods Corp.	4,645
8	Ingredion, Inc.	606
41	JM Smucker Co.	4,736
70	Kellogg Co.	4,521
98	Mondelez International, Inc. Class A	5,630

		30,751

	Health Care Equipment & Services - 5.1%
51	Baxter International, Inc.	4,101
8	Becton Dickinson and Co.	1,861
66	Cerner Corp.	4,771
166	CVS Health Corp.	9,694
36	Danaher Corp.	7,752
40	DaVita, Inc.*	3,426
74	Henry Schein, Inc.*	4,350
92	Medtronic plc	9,561
44	Quest Diagnostics, Inc.	5,038

		50,554

	Household & Personal Products - 1.0%
73	Procter & Gamble Co.	10,146

	Insurance - 8.5%
132	Aflac, Inc.	4,798
108	Allstate Corp.	10,167
47	Arch Capital Group Ltd.*	1,375
46	Arthur J Gallagher & Co.	4,857
24	Assurant, Inc.	2,911
80	Chubb Ltd.	9,290
153	CNA Financial Corp.	4,589
21	Everest Re Group Ltd.	4,148
82	First American Financial Corp.	4,175
47	Hanover Insurance Group, Inc.	4,379
51	Kemper Corp.	3,408
4	Markel Corp.*	3,895
194	MetLife, Inc.	7,211
22	Principal Financial Group, Inc.	886
26	RenaissanceRe Holdings Ltd.	4,413
42	Travelers Cos., Inc.	4,544
23	Willis Towers Watson plc	4,803
75	WR Berkley Corp.	4,586

		84,435

	Materials - 5.1%
22	Air Products & Chemicals, Inc.	6,553
40	AptarGroup, Inc.	4,528
60	Ball Corp.	4,987
15	Ecolab, Inc.	2,998
334	Graphic Packaging Holding Co.	4,706
38	Linde plc	9,049

The accompanying notes are an integral part of these financial statements.

14

Hartford Multifactor Large Cap Value Fund

Schedule of Investments – (continued)

September 30, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Materials - 5.1% - (continued)
69	Nucor Corp.	$3,095
28	Packaging Corp. of America	3,054
39	PPG Industries, Inc.	4,761
24	Reliance Steel & Aluminum Co.	2,449
85	Sonoco Products Co.	4,341

		50,521

	Media & Entertainment - 3.8%
120	Activision Blizzard, Inc.	9,714
16	Charter Communications, Inc. Class A*	9,990
309	Comcast Corp. Class A	14,294
74	Omnicom Group, Inc.	3,663
1	Walt Disney Co.	124

		37,785

	Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
49	Agilent Technologies, Inc.	4,946
10	Bio-Rad Laboratories, Inc. Class A*	5,155
25	Biogen, Inc.*	7,092
164	Bristol-Myers Squibb Co.	9,888
45	China Biologic Products Holdings, Inc.*	5,001
152	Gilead Sciences, Inc.	9,605
40	PerkinElmer, Inc.	5,020
614	Pfizer, Inc.	22,534
45	United Therapeutics Corp.*	4,545

		73,786

	Real Estate - 4.2%
29	Alexandria Real Estate Equities, Inc. REIT	4,640
63	Digital Realty Trust, Inc. REIT	9,246
72	Duke Realty Corp. REIT	2,657
156	Equity Commonwealth REIT	4,154
26	Equity Residential REIT	1,335
16	Essex Property Trust, Inc. REIT	3,213
5	Life Storage, Inc. REIT	526
37	Mid-America Apartment Communities, Inc. REIT	4,290
7	Prologis, Inc. REIT	704
47	Public Storage REIT	10,468

		41,233

	Retailing - 2.6%
12	Advance Auto Parts, Inc.	1,842
186	eBay, Inc.	9,691
51	Genuine Parts Co.	4,854
35	Murphy USA, Inc.*	4,489
39	Tiffany & Co.	4,518

		25,394

	Semiconductors & Semiconductor Equipment - 2.7%
4	Broadcom, Inc.	1,457
256	Intel Corp.	13,256
16	Skyworks Solutions, Inc.	2,328
69	Texas Instruments, Inc.	9,852

		26,893

	Software & Services - 5.6%
78	Amdocs Ltd.	4,478
57	Black Knight, Inc.*	4,962
34	Broadridge Financial Solutions, Inc.	4,488
20	CACI International, Inc. Class A*	4,263
140	Cognizant Technology Solutions Corp. Class A	9,719
32	Fidelity National Information Services, Inc.	4,711
81	International Business Machines Corp.	9,855
55	Leidos Holdings, Inc.	4,903
62	MAXIMUS, Inc.	4,242
199	Nortonlifelock, Inc.	4,147

		55,768

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Technology Hardware & Equipment - 4.6%
76	Amphenol Corp. Class A	$8,229
383	Cisco Systems, Inc.	15,086
39	Dolby Laboratories, Inc. Class A	2,585
37	F5 Networks, Inc.*	4,543
48	Hewlett Packard Enterprise Co.	450
198	Juniper Networks, Inc.	4,257
16	NetApp, Inc.	701
101	Seagate Technology plc	4,976
50	TE Connectivity Ltd.	4,887

		45,714

	Telecommunication Services - 7.0%
845	AT&T, Inc.	24,091
80	Liberty Global plc Series C*	1,643
84	T-Mobile U.S., Inc.*	9,606
574	Verizon Communications, Inc.	34,147

		69,487

	Transportation - 2.8%
48	CH Robinson Worldwide, Inc.	4,905
55	Expeditors International of Washington, Inc.	4,979
77	Knight-Swift Transportation Holdings, Inc.	3,134
31	Landstar System, Inc.	3,890
24	Old Dominion Freight Line, Inc.	4,342
33	Union Pacific Corp.	6,497

		27,747

	Utilities - 5.0%
62	Alliant Energy Corp.	3,202
7	Ameren Corp.	554
68	American Electric Power Co., Inc.	5,558
21	Atmos Energy Corp.	2,007
59	CMS Energy Corp.	3,623
70	Consolidated Edison, Inc.	5,446
9	DTE Energy Co.	1,035
64	Duke Energy Corp.	5,668
20	Entergy Corp.	1,971
5	Eversource Energy	418
41	Exelon Corp.	1,466
43	PPL Corp.	1,170
49	Public Service Enterprise Group, Inc.	2,691
79	Southern Co.	4,283
58	WEC Energy Group, Inc.	5,620
69	Xcel Energy, Inc.	4,762

		49,474

	Total Common Stocks (cost $979,596)	$969,293

SHORT-TERM INVESTMENTS - 0.1%
	Other Investment Pools & Funds - 0.1%
800	Fidelity Institutional Government Fund, Institutional Class, 0.01%(1)	$800

	Total Short-Term Investments (cost $800)	$800

Total Investments (cost $980,396)	97.6%	$970,093
Other Assets and Liabilities	2.4%	24,054

Total Net Assets	100.0%	$994,147

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.

15

Hartford Multifactor Large Cap Value Fund

Schedule of Investments – (continued)

September 30, 2020

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$9,206	$9,206	$—	$—
Banks	35,920	35,920	—	—
Capital Goods	84,531	84,531	—	—
Commercial & Professional Services	14,985	14,985	—	—
Consumer Durables & Apparel	7,261	7,261	—	—
Consumer Services	4,166	4,166	—	—
Diversified Financials	68,055	68,055	—	—
Energy	57,094	57,094	—	—
Food & Staples Retailing	8,387	8,387	—	—
Food, Beverage & Tobacco	30,751	30,751	—	—
Health Care Equipment & Services	50,554	50,554	—	—
Household & Personal Products	10,146	10,146	—	—
Insurance	84,435	84,435	—	—
Materials	50,521	50,521	—	—
Media & Entertainment	37,785	37,785	—	—
Pharmaceuticals, Biotechnology & Life Sciences	73,786	73,786	—	—
Real Estate	41,233	41,233	—	—
Retailing	25,394	25,394	—	—
Semiconductors & Semiconductor Equipment	26,893	26,893	—	—
Software & Services	55,768	55,768	—	—
Technology Hardware & Equipment	45,714	45,714	—	—
Telecommunication Services	69,487	69,487	—	—
Transportation	27,747	27,747	—	—
Utilities	49,474	49,474	—	—
Short-Term Investments	800	800	—	—

Total	$970,093	$970,093	$—	$—

(1)	For the year ended September 30, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

16

Hartford Multifactor Funds

GLOSSARY: (abbreviations used in the preceding Schedules of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

17

Hartford Multifactor Funds

Statements of Assets and Liabilities

September 30, 2020

	Hartford Multifactor International Fund	Hartford Multifactor Large Cap Value Fund
Assets:
Investments in securities, at market value(1)	$2,978,186	$970,093
Cash	—	40
Cash collateral held for securities on loan	87	—
Foreign currency	2,315	—
Receivables:
From affiliates	6,261	7,881
Dividends and interest	11,084	1,438
Securities lending income	48	—
Tax reclaims	1,182	—
Other assets	38,241	38,229

Total assets	3,037,404	1,017,681

Liabilities:
Due to custodian	128	—
Obligation to return securities lending collateral	1,743	—
Payables:
Investment management fees	711	156
Transfer agent fees	139	130
Accounting services fees	34	11
Fund administration fees	4	4
Board of Directors’ fees	22	7
Distribution fees	7	6
Accrued expenses	62,687	23,220

Total liabilities	65,475	23,534

Net assets	$2,971,929	$994,147

Summary of Net Assets:
Capital stock and paid-in-capital	$3,109,153	$1,035,759
Distributable loss	(137,224)	(41,612)

Net assets	$2,971,929	$994,147

Shares authorized	300,000,000	300,000,000

Par value	$0.0001	$0.0001

Class R3: Net asset value per share	$9.55	$9.60

Shares outstanding	12,092	10,341

Net Assets	$115,477	$99,290

Class R4: Net asset value per share	$9.53	$9.61

Shares outstanding	10,318	10,332

Net Assets	$98,348	$99,305

Class R5: Net asset value per share	$9.55	$9.63

Shares outstanding	103,191	20,649

Net Assets	$984,993	$198,807

Class R6: Net asset value per share	$9.55	$9.64

Shares outstanding	103,202	30,976

Net Assets	$985,158	$298,457

Class Y: Net asset value per share	$9.55	$9.63

Shares outstanding	72,228	20,647

Net Assets	$689,439	$198,796

Class F: Net asset value per share	$9.55	$9.64

Shares outstanding	10,320	10,326

Net Assets	$98,514	$99,492

Cost of investments	$2,928,149	$980,396
Cost of foreign currency	$2,313	$—

(1) Includes Investment in securities on loan, at market value	$1,685	$—

The accompanying notes are an integral part of these financial statements.

18

Hartford Multifactor Funds

Statements of Operations

For the Year Ended September 30, 2020

	Hartford Multifactor International Fund	Hartford Multifactor Large Cap Value Fund
Investment Income:
Dividends	$95,217	$29,226
Interest	39	38
Securities lending	511	—
Less: Foreign tax withheld	(12,038)	—

Total investment income, net	83,729	29,264

Expenses:
Investment management fees	8,607	1,939
Transfer agent fees
Class R3	152	162
Class R4	145	165
Class R5	139	165
Class R6	40	13
Class Y	156	178
Class F	4	4
Distribution fees
Class R3	533	510
Class R4	247	255
Custodian fees	57,143	2,299
Registration and filing fees	113,194	112,934
Accounting services fees	471	162
Fund administration fees	4	4
Board of Directors’ fees	107	37
Audit and tax fees	24,012	24,000
Legal fees	19,175	4,691
Other expenses	9,082	7,301

Total expenses (before waivers, reimbursements and fees paid indirectly)	233,211	154,819
Expense waivers	(221,763)	(150,934)
Distribution fee reimbursements	(742)	(771)

Total waivers, reimbursements and fees paid indirectly	(222,505)	(151,705)

Total expenses, net	10,706	3,114

Net Investment Income (Loss)	73,023	26,150

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions on:
Investments	(208,770)	(49,509)
Other foreign currency transactions	(148)	—

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(208,918)	(49,509)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions of:
Investments	1,574	(70,851)
Translation of other assets and liabilities in foreign currencies	32	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	1,606	(70,851)

Net Gain (Loss) on Investments and Foreign Currency Transactions	(207,312)	(120,360)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(134,289)	$(94,210)

The accompanying notes are an integral part of these financial statements.

19

Hartford Multifactor Funds

Statements of Changes in Net Assets

	Hartford Multifactor International Fund		Hartford Multifactor Large Cap Value Fund
	For the Year Ended September 30, 2020	For the Period Ended September 30, 2019(1)	For the Year Ended September 30, 2020	For the Period Ended September 30, 2019(1)
Operations:
Net investment income (loss)	$73,023	$31,367	$26,150	$8,918
Net realized gain (loss) on investments and foreign currency transactions	(208,918)	12,461	(49,509)	18,891
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	1,606	48,436	(70,851)	60,548

Net Increase (Decrease) in Net Assets Resulting from Operations	(134,289)	92,264	(94,210)	88,357

Distributions to Shareholders:
Class R3	(3,077)	(94)	(3,749)	—
Class R4	(3,063)	(119)	(3,642)	—
Class R5	(30,333)	(1,447)	(7,131)	—
Class R6	(30,341)	(1,532)	(10,735)	—
Class Y	(21,182)	(1,012)	(7,116)	—
Class F	(3,034)	(153)	(3,579)	—

Total distributions	(91,030)	(4,357)	(35,952)	—

Capital Share Transactions:
Sold	21,621	3,000,060	—	1,000,060
Issued on reinvestment of distributions	91,030	4,357	35,952	—
Redeemed	(7,667)	(60)	—	(60)

Net increase from capital share transactions	104,984	3,004,357	35,952	1,000,000

Net Increase (Decrease) in Net Assets	(120,335)	3,092,264	(94,210)	1,088,357

Net Assets:
Beginning of period	3,092,264	—	1,088,357	—

End of period	$2,971,929	$3,092,264	$994,147	$1,088,357

(1)	Commenced operations on May 31, 2019.

The accompanying notes are an integral part of these financial statements.

20

Hartford Multifactor Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Multifactor International Fund

For the Year Ended September 30, 2020
R3	$10.29	$0.23	$(0.68)	$(0.45)	$(0.27)	$(0.02)	$(0.29)	$9.55	(4.53)%		$115	8.41%		0.50%		2.37%		61%
R4	10.29	0.23	(0.69)	(0.46)	(0.28)	(0.02)	(0.30)	9.53	(4.55)		98	8.21		0.49		2.33		61
R5	10.29	0.24	(0.68)	(0.44)	(0.28)	(0.02)	(0.30)	9.55	(4.36)		985	7.83		0.35		2.46		61
R6	10.29	0.24	(0.68)	(0.44)	(0.28)	(0.02)	(0.30)	9.55	(4.36)		985	7.82		0.34		2.48		61
Y	10.29	0.24	(0.68)	(0.44)	(0.28)	(0.02)	(0.30)	9.55	(4.37)		689	7.83		0.36		2.46		61
F	10.29	0.24	(0.68)	(0.44)	(0.28)	(0.02)	(0.30)	9.55	(4.36)		99	7.82		0.34		2.48		61

For the Period Ended September 30, 2019(4)
R3	$10.00	$0.10	$0.20	$0.30	$(0.01)	$—	$(0.01)	$10.29	2.99	%(5)	$103	7.71	%(6)	0.47	%(6)	2.94	%(6)	19%
R4	10.00	0.10	0.20	0.30	(0.01)	—	(0.01)	10.29	3.02	(5)	103	7.47	(6)	0.41	(6)	2.99	(6)	19
R5	10.00	0.10	0.20	0.30	(0.01)	—	(0.01)	10.29	3.04	(5)	1,031	7.22	(6)	0.35	(6)	3.05	(6)	19
R6	10.00	0.10	0.21	0.31	(0.02)	—	(0.02)	10.29	3.05	(5)	1,031	7.22	(6)	0.34	(6)	3.06	(6)	19
Y	10.00	0.10	0.20	0.30	(0.01)	—	(0.01)	10.29	3.04	(5)	722	7.22	(6)	0.35	(6)	3.05	(6)	19
F	10.00	0.10	0.21	0.31	(0.02)	—	(0.02)	10.29	3.05	(5)	103	7.22	(6)	0.34	(6)	3.05	(6)	19

Hartford Multifactor Large Cap Value Fund

For the Year Ended September 30, 2020
R3	$10.88	$0.25	$(1.16)	$(0.91)	$(0.18)	$(0.19)	$(0.37)	$9.60	(8.75)%		$99	15.68%		0.39%		2.47%		92%
R4	10.88	0.25	(1.16)	(0.91)	(0.17)	(0.19)	(0.36)	9.61	(8.74)		99	15.44		0.40		2.47		92
R5	10.88	0.25	(1.15)	(0.90)	(0.16)	(0.19)	(0.35)	9.63	(8.62)		199	15.11		0.32		2.55		92
R6	10.88	0.26	(1.14)	(0.88)	(0.17)	(0.19)	(0.36)	9.64	(8.51)		298	15.03		0.24		2.63		92
Y	10.88	0.25	(1.15)	(0.90)	(0.16)	(0.19)	(0.35)	9.63	(8.62)		199	15.11		0.33		2.54		92
F	10.88	0.26	(1.14)	(0.88)	(0.17)	(0.19)	(0.36)	9.64	(8.51)		99	15.03		0.24		2.63		92

For the Period Ended September 30, 2019(4)
R3	$10.00	$0.09	$0.79	$0.88	$—	$—	$—	$10.88	8.80	%(5)	$109	19.26	%(6)	0.37	%(6)	2.41	%(6)	31%
R4	10.00	0.09	0.79	0.88	—	—	—	10.88	8.80	(5)	109	19.01	(6)	0.31	(6)	2.46	(6)	31
R5	10.00	0.09	0.79	0.88	—	—	—	10.88	8.80	(5)	218	18.75	(6)	0.25	(6)	2.53	(6)	31
R6	10.00	0.09	0.79	0.88	—	—	—	10.88	8.80	(5)	327	18.76	(6)	0.24	(6)	2.54	(6)	31
Y	10.00	0.09	0.79	0.88	—	—	—	10.88	8.80	(5)	218	18.75	(6)	0.25	(6)	2.53	(6)	31
F	10.00	0.09	0.79	0.88	—	—	—	10.88	8.80	(5)	109	18.76	(6)	0.24	(6)	2.54	(6)	31

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on May 31, 2019.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

21

Hartford Multifactor Funds

Notes to Financial Statements

September 30, 2020

1.	Organization:

The Hartford Mutual Funds II, Inc. (the “Company”) is an open-end registered management investment company comprised of fourteen series as of September 30, 2020. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds II, Inc.:

Hartford Multifactor International Fund (the “Multifactor International Fund”)

Hartford Multifactor Large Cap Value Fund (the “Multifactor Large Cap Value Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

The Funds commenced operations on May 31, 2019. Each Fund has registered for sale Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. These classes of shares do not have a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

22

Hartford Multifactor Funds

Notes to Financial Statements – (continued)

September 30, 2020

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

23

Hartford Multifactor Funds

Notes to Financial Statements – (continued)

September 30, 2020

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Please refer to Note 7 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to dividend or interest income on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of the Multifactor International Fund is to pay dividends from net investment income semi-annually and realized gains, if any, at least once a year. The policy of the Multifactor Large Cap Value Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

24

Hartford Multifactor Funds

Notes to Financial Statements – (continued)

September 30, 2020

4.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

5.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”) and Real Estate Investment Trusts (“REITs”). The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the year or period ended September 30, 2020 and September 30, 2019 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended September 30, 2020		For the Period Ended September 30, 2019
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income
Multifactor International Fund	$91,030	$—	$4,357
Multifactor Large Cap Value Fund	35,763	189	—

25

Hartford Multifactor Funds

Notes to Financial Statements – (continued)

September 30, 2020

As of September 30, 2020, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Multifactor International Fund	$30,491	$(205,482)	$37,767	$(137,224)
Multifactor Large Cap Value Fund	18,035	(43,537)	(16,110)	(41,612)

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended September 30, 2020, there were no reclassifications recorded in the Funds’ capital accounts.

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at September 30, 2019 is different from book purposes primarily due to wash sale loss deferrals and passive foreign investment company (PFIC) mark-to-market adjustments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on futures and PFICs. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Multifactor International Fund	$2,940,423	$231,941	$(194,178)	$37,763
Multifactor Large Cap Value Fund	986,203	46,770	(62,880)	(16,110)

f)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period of time.

At September 30, 2020 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Multifactor International Fund	$126,212	$79,270
Multifactor Large Cap Value Fund	34,297	9,240

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of September 30, 2020, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended September 30, 2020, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

6.	Expenses:

a)

Investment Management Agreement – Lattice Strategies LLC (the “Investment Manager” or “Lattice”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. Lattice is a wholly owned subsidiary of HFMC, which is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). Lattice has overall investment supervisory responsibility for each Fund. In addition, Lattice provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. Lattice has contracted with Mellon Investments Corporation (“Mellon”) under a sub-advisory agreement pursuant to which Mellon performs the daily investment of the assets of each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to Lattice, a portion of which may be used to compensate Mellon.

26

Hartford Multifactor Funds

Notes to Financial Statements – (continued)

September 30, 2020

The schedule below reflects the rates of compensation paid to Lattice for investment management services rendered as of September 30, 2020; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Multifactor International Fund	0.290% on first $1 billion and;
0.280% over $1 billion

Multifactor Large Cap Value Fund	0.190% on first $1 billion and;
0.180% over $1 billion

b)

Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of its Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective January 1, 2020, the fund accounting agreement with respect to each Fund was modified to reflect a new fee structure. Under this revised fee structure, HFMC is entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street plus the amount of expenses that HFMC allocates for providing the fund accounting services.

From October 1, 2019 through December 31, 2019, each Fund’s accounting services fees were accrued daily and paid monthly at the rates below.

Average Daily Net Assets	Annual Fees
First $3.5 billion and;	0.018%
Next $3.5 billion and;	0.014%
Amount over $7 billion	0.010%

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series of the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of September 30, 2020, Lattice contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through January 31, 2021 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Multifactor International Fund	1.04%	0.74%	0.44%	0.34%	0.44%	0.34%
Multifactor Large Cap Value Fund	0.94%	0.64%	0.34%	0.24%	0.34%	0.24%

d)

Distribution and Service Plan for Class R3 and R4 Shares – The Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class R3 and Class R4 shares. Under a Plan, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to Hartford Funds Distributors, LLC (“HFD”), some of which may be paid to select broker-dealers. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund.

e)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of Lattice, HFMC and/or The Hartford or its subsidiaries. For the period ended September 30, 2020, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Multifactor International Fund	$7
Multifactor Large Cap Value Fund	2

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any

27

Hartford Multifactor Funds

Notes to Financial Statements – (continued)

September 30, 2020

other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. These fees are accrued daily and paid monthly.

For the year ended September 30, 2020, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Multifactor International Fund	0.14%	0.15%	0.01%	0.00%	0.02%	0.00%
Multifactor Large Cap Value Fund	0.16%	0.16%	0.08%	0.00%	0.09%	0.00%

7.	Securities Lending:

The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1⁄3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

28

Hartford Multifactor Funds

Notes to Financial Statements – (continued)

September 30, 2020

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of September 30, 2020.

Fund	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Multifactor International Fund	$1,685	$(1,685)	$—
Multifactor Large Cap Value Fund	—	—	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Multifactor International Fund	$1,743	$—
Multifactor Large Cap Value Fund	—	—

8.	Secured Borrowings:

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Multifactor International Fund
Securities Lending Transactions(1)
Common Stocks	$1,743	$—	$—	$—	$1,743

Total Borrowings	$1,743	$—	$—	$—	$1,743

Gross amount of recognized liabilities for securities lending transactions					$1,743

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

9.	Affiliate Holdings:

As of September 30, 2020, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Multifactor International Fund	85%	100%	100%	100%	100%	100%
Multifactor Large Cap Value Fund	100%	100%	100%	100%	100%	100%

Percentage of Fund by Class:

Fund	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Multifactor International Fund	3%	3%	33%	34%	23%	3%
Multifactor Large Cap Value Fund	10%	10%	20%	30%	20%	10%

29

Hartford Multifactor Funds

Notes to Financial Statements – (continued)

September 30, 2020

10.	Investment Transactions:

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Multifactor International Fund	$1,855,047	$1,801,070	$1,855,047	$1,801,070
Multifactor Large Cap Value Fund	911,118	942,579	911,118	942,579

11.	Capital Share Transactions:

The following information is for the year ended September 30, 2020, and the period ended September 30, 2019:

	For the Year Ended September 30, 2020		For the Period Ended September 30, 2019(1)
	Shares	Amount	Shares	Amount
Multifactor International Fund
Class R3
Shares Sold	2,598	$21,621	10,001	$100,010
Shares Issued for Reinvested Dividends	306	3,077	9	94
Shares Redeemed	(821)	(7,667)	(1)	(10)

Net Increase (Decrease)	2,083	17,031	10,009	100,094

Class R4
Shares Sold	—	$—	10,001	$100,010
Shares Issued for Reinvested Dividends	307	3,063	11	119
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	307	3,063	10,011	100,119

Class R5
Shares Sold	—	$—	100,001	$1,000,010
Shares Issued for Reinvested Dividends	3,052	30,333	139	1,447
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	3,052	30,333	100,139	1,001,447

Class R6
Shares Sold	—	$—	100,001	$1,000,010
Shares Issued for Reinvested Dividends	3,055	30,341	147	1,532
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	3,055	30,341	100,147	1,001,532

Class Y
Shares Sold	—	$—	70,001	$700,010
Shares Issued for Reinvested Dividends	2,131	21,182	97	1,012
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	2,131	21,182	70,097	701,012

Class F
Shares Sold	—	$—	10,001	$100,010
Shares Issued for Reinvested Dividends	305	3,034	15	153
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	305	3,034	10,015	100,153

Total Net Increase (Decrease)	10,933	$104,984	300,418	$3,004,357

Multifactor Large Cap Value Fund
Class R3
Shares Sold	—	$—	10,001	$100,010
Shares Issued for Reinvested Dividends	341	3,749	—	—
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	341	3,749	10,000	100,000

Class R4
Shares Sold	—	$—	10,001	$100,010
Shares Issued for Reinvested Dividends	332	3,642	—	—
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	332	3,642	10,000	100,000

30

Hartford Multifactor Funds

Notes to Financial Statements – (continued)

September 30, 2020

	For the Year Ended September 30, 2020		For the Period Ended September 30, 2019(1)
	Shares	Amount	Shares	Amount

Multifactor Large Cap Value Fund – (continued)
Class R5
Shares Sold	—	$—	20,001	$200,010
Shares Issued for Reinvested Dividends	649	7,131	—	—
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	649	7,131	20,000	200,000

Class R6
Shares Sold	—	$—	30,001	$300,010
Shares Issued for Reinvested Dividends	976	10,735	—	—
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	976	10,735	30,000	300,000

Class Y
Shares Sold	—	$—	20,001	$200,010
Shares Issued for Reinvested Dividends	647	7,116	—	—
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	647	7,116	20,000	200,000

Class F
Shares Sold	—	$—	10,001	$100,010
Shares Issued for Reinvested Dividends	326	3,579	—	—
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	326	3,579	10,000	100,000

Total Net Increase (Decrease)	3,271	$35,952	100,000	$1,000,000

(1)	Commenced operations on May 31, 2019.

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 5, 2020. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated ratably by assets based on a Fund’s actual net assets if the Fund has total assets of less than or equal to $1.05 billion and for all other participating funds, based on the notional asset level of $1.05 billion. During and as of the year ended September 30, 2020, none of the Funds had borrowings under this facility.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has adopted this guidance and it did not have a material impact on the Funds’ financial statements.

15.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Company dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal period ended September 30, 2019. EY’s report on the Funds’ financial statements for the fiscal period ended September 30, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal period ended on September 30, 2019 and through November 26, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would

31

Hartford Multifactor Funds

Notes to Financial Statements – (continued)

September 30, 2020

have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 6, 2019, the Audit Committee of the Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended September 30, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

16.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.

The affects to public health, business and market conditions resulting from the ongoing coronavirus (COVID-19) pandemic that escalated during the first quarter of 2020 and has extended into the third quarter of 2020 may have a significant negative impact on the performance of the Funds’ investments. The full extent and duration of this impact remains unclear.

32

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Hartford Mutual Funds II, Inc. and Shareholders of

Hartford Multifactor International Fund and Hartford Multifactor Large Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Multifactor International Fund and Hartford Multifactor Large Cap Value Fund (two of the funds constituting The Hartford Mutual Funds II, Inc., hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for the year ended September 30, 2020, including the related notes, and the financial highlights for the year ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for the year then ended, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the period ended September 30, 2019 and the financial highlights for the period ended September 30, 2019 (not presented herein, other than the statements of changes in net assets and financial highlights) were audited by other auditors whose report dated November 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2020

We have served as the auditor of one or more Hartford Funds investment companies since 2020.

33

Hartford Multifactor Funds

Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of Hartford Mutual Funds II, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee (“LROC”).

The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held May 5-6, 2020, the LROC, on behalf of HFMC, provided a written report to the Board covering the period from the inception date of the current LRM Program through April 30, 2020. The report addressed important aspects of the LRM Program, including, but not limited to:

•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);

•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;

•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;

•

whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and

•	any material changes to the LRM Program.

Based on the review and assessment conducted by the LROC, the LROC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.

34

Hartford Multifactor Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds II, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of September 30, 2020. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS*

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 through April 2018. Upon the merger of Dynegy, Inc. with Vistra Energy Corporation, Ms. Ackermann became a member of the Board of Directors of Vistra Energy Corporation effective May 2018. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73	Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

LYNN S. BIRDSONG (1946)(4)	Director and Chairman of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

DUANE E. HILL(4) (1945)	Director	Since 2002	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies	73	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None

35

Hartford Multifactor Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	Director since 2012; President and Chief Executive Officer since 2010	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	73	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Chief Compliance Officer and Vice President	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A

36

Hartford Multifactor Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

*	Effective November 2, 2020, Derrick D. Cephas, Andrew A. Johnson and Paul L. Rosenberg each will serve as a director of The Hartford Mutual Funds, Inc.
(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the Director’s retirement, which must be no later than December 31 of the year in which the Director turns 75 years of age, or the Director’s resignation, removal, or death prior to the Director’s retirement. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 31, 2020, Mr. Hill will retire from the Board of Directors.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

37

Hartford Multifactor Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

38

Hartford Multifactor Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds II, Inc.

Hartford Multifactor International Fund

Hartford Multifactor Large Cap Value Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2020, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve the continuation of an investment management agreement (the “Management Agreement”) for Hartford Multifactor International Fund and Hartford Multifactor Large Cap Value Fund (each, a “Fund” and collectively, the “Funds”) with Lattice Strategies LLC (“Lattice Strategies”), a wholly owned subsidiary of Hartford Funds Management Company, LLC (“HFMC”), and the continuation of a separate investment sub-advisory agreement between Lattice Strategies and the Funds’ sub-adviser, Mellon Investments Corporation (the “Sub-adviser,” and together with Lattice Strategies, the “Advisers”) on behalf of the Funds (the “Sub-advisory Agreement” and together with the Management Agreement, the “Agreements”).

In the months preceding the August 4-5, 2020 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 16-17, 2020 and August 4-5, 2020. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, including tracking difference, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and presentations by Fund officers and representatives of Lattice Strategies received at the Board’s meetings on June 16-17, 2020 and August 4-5, 2020 concerning the Agreements.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by Lattice Strategies in connection with the continuation of the Management Agreement.

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 12, 2020 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by Lattice Strategies and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds. In this regard, the Board took into account Lattice Strategies’ and its affiliates’ communications with the Board in light of the market volatility amidst the coronavirus (“COVID-19”) pandemic.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief

39

Hartford Multifactor Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered investments by Lattice Strategies and its affiliates in business continuity planning designed to benefit the Funds, and the implementation of their business continuity plans due to the COVID-19 pandemic. The Board also noted Lattice Strategies’ and its affiliates’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.

With respect to Lattice Strategies, the Board noted that, under the Management Agreement, Lattice Strategies is responsible for the management of each Fund, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by Lattice Strategies that were not delegated to or assumed by the Sub-adviser. The Board considered that Lattice Strategies is responsible for the creation, maintenance and ongoing monitoring of each Fund’s custom proprietary benchmark index. The Board considered Lattice Strategies’ and its affiliates’ ongoing monitoring of people, process and performance, including their quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board noted that Lattice Strategies and its affiliates have demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford Funds when warranted. The Board considered Lattice Strategies’ periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered Lattice Strategies’ oversight of the Funds’ securities lending program and noted the income earned by the Funds that participate in such program. The Board also considered Lattice Strategies’ day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Lattice Strategies’ oversight in this regard.

In addition, the Board considered Lattice Strategies’ and its affiliates’ ongoing commitment to review and rationalize the Hartford Funds product line-up. The Board also considered the expenses that Lattice Strategies and its affiliates had incurred, as well as the risks Lattice Strategies and its affiliates had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that Lattice Strategies or its affiliates are responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which is responsible for the daily investment of the assets of each Fund, subject to oversight by Lattice Strategies, among the other services set forth in the Sub-advisory Agreement, the Board considered, among other things, the Sub-adviser’s investment personnel, investment process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford Funds, and the ability to combine holdings in a Fund with holdings in other Hartford Funds to obtain a reduced sales charge. The Board considered Lattice Strategies’ and its affiliates’ efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by Lattice Strategies and its affiliates in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by Lattice Strategies and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated Lattice Strategies’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, including information comparing each Fund’s investment performance to the performance of its custom proprietary benchmark index. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by Lattice Strategies throughout the year, including in connection with the approval of the continuation of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, each Fund’s gross and net tracking difference as it relates to tracking the performance of its custom proprietary benchmark index, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. In reviewing the tracking difference reports, the Board considered Lattice Strategies’ assessment of each Fund’s tracking

40

Hartford Multifactor Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

difference, including information comparing each Fund’s tracking difference to both a general tracking difference range established for the Fund and the tracking difference for an appropriate group of peer funds over various periods, Lattice Strategies’ views regarding the appropriateness of the general tracking difference ranges and explanations of the factors contributing to any tracking difference. For details regarding each Fund’s tracking difference, see the Fund-by-Fund synopsis below. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

While the Board primarily evaluated each Fund’s performance by reviewing the Fund’s tracking difference relative to its custom proprietary benchmark index, the Board also considered Lattice Strategies’ assessment of the quality of each Fund’s custom proprietary benchmark index and whether each such index was continuing to function as intended. The Board also considered that Lattice Strategies believes that each Fund’s custom proprietary benchmark index was continuing to function as intended.

In light of all the considerations noted above, the Board concluded that it had continued confidence in Lattice Strategies’ and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding Lattice Strategies’ cost to provide investment management and related services to each Fund and Lattice Strategies’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to Lattice Strategies and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from Lattice Strategies and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length basis and that the sub-advisory fees are paid by Lattice Strategies and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-advisory Agreement. The Board considered the Consultant’s review of the methodologies and estimates used by Lattice Strategies in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant, at the Independent Directors’ request, performed a full review of Lattice Strategies’ process for calculating and reporting Fund profitability consistent with similar periodic reviews previously performed by the Consultant. The Board noted the Consultant’s view that such process is reasonable, sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 16-17, 2020 and August 4-5, 2020 with respect to the services rendered to and the management fees to be paid by each Fund to Lattice Strategies and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by Lattice Strategies to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from Lattice Strategies and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by Lattice Strategies, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge (each, a “Peer Group”). The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

The Board considered the methodology used by Broadridge to select the applicable Peer Groups. While the Board recognized that comparisons between a Fund and its Peer Group may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses.

The Board received information regarding fees charged by Lattice Strategies to other Hartford Funds that are exchange-traded funds (“ETFs”) with investment strategies similar to those of the Funds. The Board reviewed information about structural, operational and other differences between the ETFs and the Funds, including differences in the services provided by Lattice Strategies to each type of product and differences in the marketplace in which each type of product must compete.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

41

Hartford Multifactor Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing each Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that Lattice Strategies and its affiliates have been active in managing expenses, which has resulted in benefits being realized by shareholders.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of other funds in the Peer Group reflect economies of scale for the benefit of shareholders as a fund’s assets hypothetically increase over time. The Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of Lattice Strategies, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF II, on behalf of its Funds, The Hartford Mutual Funds, Inc., on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of Lattice Strategies, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds.

Fund-by-Fund Factors

Solely for purposes of the Fund-by-Fund discussion below, the Board noted that Fund performance is referred to as “in line with” a Fund’s custom proprietary benchmark index where the Fund’s net tracking difference relative to its custom proprietary benchmark index was within a range previously established by the Board as of March 31, 2020.

Hartford Multifactor International Fund

•

The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the period since the Fund’s inception, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its Peer Group. The Board noted that Class Y Shares of the Fund have a contractual expense cap of 0.44% through February 28, 2021, which resulted in Lattice Strategies reimbursing the Fund for certain expenses.

42

Hartford Multifactor Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Multifactor Large Cap Value Fund

•

The Board considered that the Fund exceeded its tracking difference range for the period since inception, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board considered the factors contributing to the tracking difference for the Fund, noting that the Fund outperformed its custom proprietary index on a gross of fees basis.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its Peer Group, while its actual management fee was in the 3rd quintile. The Board noted that Class Y Shares of the Fund have a contractual expense cap of 0.34% through February 28, 2021, which resulted in Lattice Strategies reimbursing the Fund for certain expenses.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

43

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

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may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

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As allowed by law, we may share Personal Financial Information with our affiliates to:

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who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

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For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

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We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

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Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

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Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

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Transaction means your business dealings with us, such as:

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You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2020), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2020

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Lattice Strategies, LLC (Lattice) is the Fund’s investment manager and Mellon Investments Corporation is the Fund’s subadviser. Hartford Funds refers to Hartford Funds Distributors, LLC, Member FINRA, Hartford Funds Management Company, LLC, and Lattice.

MFAR-MLT20    11/20    220747    Printed in U.S.A.

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent trustee.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$33,500 for the fiscal period May 31, 2019 (commencement of operations of the Funds) through September 30, 2019; $33,500 for the fiscal year ended September 30, 2020

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal period May 31, 2019 (commencement of operations of the Funds) through September 30, 2019; $0 for the fiscal year ended September 30, 2020.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$0 for the fiscal period May 31, 2019 (commencement of operations of the Funds) through September 30, 2019; $16,000 for the fiscal year ended September 30, 2020. Tax-related services are principally in connection with, but not limited to, general tax compliance services and excise tax review.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal period May 31, 2019 (commencement of operations of the Funds) through September 30, 2019; $0 for the fiscal year ended September 30, 2020.

(e)	Pre-Approval Policies and Procedures

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended September 30, 2020, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment [manager/adviser] (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit fees: $0 for the fiscal period May 31, 2019 (commencement of operations) through September 30, 2019; $16,000 for the fiscal year ended September 30, 2020.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are David Sung, Hilary E. Ackermann, and Lynn S. Birdsong.

(b)	Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors during the period covered by this report.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: November 30, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: November 30, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: November 30, 2020	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)